POWER OF ATTORNEY
Known by these present that the undersigned hereby constitutes and appoints each of Lawrence C. Bachman, Valerie Kontos and Douglas G. Beck, each an authorized officer of Covista Inc., a Delaware corporation, (the ?Company?)
signing singly, the undersigned's true and lawful attorney-in-fact to: 1)
obtain credentials (including codes or passwords) to enable the undersigned to submit and file documents, forms and information required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the ?Exchange Act?) or any rule or regulation of the United States Securities and Exchange Commission
(?SEC?) via the Electronic Data Gathering and Retrieval (?EDGAR?) system, including to (i) prepare, execute in the undersigned?s name and on the undersigned?s behalf, and submit to the SEC a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain such credentials and legally binding the undersigned for purpose of the Form ID or such other documents; and (ii) enroll the undersigned in EDGAR Next or any
successor filing system; 2)	Act as the account administrator for the
undersigned?s EDGAR Next account, including: (i) appointing, removing and replacing account administrators, technical administrators, account users, and delegated entities; (ii) maintaining the security of the undersigned?s EDGAR account, including modification of access codes; (iii) maintaining, modifying and certifying the accuracy of information on the undersigned?s EDGAR account dashboard; and (iv) taking any other actions contemplated by Rule 10 of
Regulation S-T; 3)	Cause the Company to accept a delegation of authority from
the undersigned?s EDGAR account administrators and authorize the Company?s
EDGAR account administrators, pursuant to that delegated entity designation to appoint, remove or replace users for the undersigns EDGAR Next account;
4)	Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of the Company, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules
thereunder; 5)	Do and perform any and all acts for and on behalf of the
undersigned that may be necessary or desirable to complete and execute any such
Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority;
and 6)	Take any other action of any type whatsoever in connection with the foregoing that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in
such attorney-in-fact's discretion. 7)	The undersigned hereby grants to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of
this power of attorney and the rights and powers herein granted. 8)	The
undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities or liabilities to comply with Section 16 of the Securities Exchange Act of 1934. This power of attorney does not relieve the undersigned from responsibility for compliance with the undersigned?s obligations under the Exchange Act, including, without limitation, the reporting requirements under Section 16 of the Exchange Act
9)	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
Date: June 20, 2026
___/s/ Leslie Storms__
Leslie  Storms